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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

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                                 FORM 8-K

                              CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

      Date of report (date of earliest event reported) December 23, 1997

                              CINCINNATI BELL INC.
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              (Exact Name of Registrant as Specified in Charter)


     Ohio                          1-8519                    31-1056105
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(State or Other Jurisdiction      (Commission              (IRS Employer
of Incorporation)                 File Number)             Identification No.)


201 East Fourth Street, Cincinnati, Ohio                          45202
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code: 513-397-9900
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         (Former Name or Former Address, if Changed Since Last Report)


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FORM 8-K                                                   CINCINNATI BELL INC.

ITEM 5.  OTHER EVENTS:

     On December 23, 1997, Cincinnati Bell Inc. and AT&T jointly announced a definitive agreement for MATRIXX Marketing Inc., the teleservices unit of Cincinnati Bell, to acquire AT&T's Solutions Customer Care, formerly AT&T American Transtech, for approximately $625 million in cash.

     MATRIXX Marketing is a leading independent provider of outsourced customer care services and a subsidiary of Cincinnati Bell Inc., a diversified communications and customer-care company. AT&T Solutions Customer Care manages relationships with customers and employees for other AT&T businesses and for selected Fortune 500 clients around the world. The definitive agreement includes an eight-year contract between AT&T and MATRIXX. Under the contract, MATRIXX will provide the high-quality dedicated customer service and employee support that AT&T receives currently from AT&T Solutions Customer Care. Also, MATRIXX will substantially expand its current relationship with AT&T, becoming a preferred source for current and future spending by AT&T's business units for additional outsourced teleservices.

     Cincinnati Bell intends to finance the acquisition initially with short-term debt. It expects the transaction to be dilutive to its financial results for 1998, with a likely impact of less than 10% of Cincinnati Bell's anticipated 1998 earnings per share. Cincinnati Bell's goal is for the transaction to be non-dilutive within about two years. The contract between AT&T and MATRIXX includes specific revenue guarantees for MATRIXX during its first three years and preference in bidding for additional outsourced AT&T teleservices work over the contract period. The transaction is structured such that goodwill included in the purchase price will be deductible for tax purposes.

     The purchase is subject to Justice Department clearance under the Hart-Scott-Rodino Act. The companies anticipate that the transaction will close in the first quarter of 1998.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

           (c)   EXHIBITS.

                 99 - Press Release of Cincinnati Bell Inc. and AT&T dated December 23, 1997

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FORM 8-K                                                   CINCINNATI BELL INC.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Cincinnati Bell Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

December 23, 1997

                                            CINCINNATI BELL INC.

                                            By: /s/ BRIAN C. HENRY
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                                                Brian C. Henry
                                                Executive Vice President and
                                                Chief Financial Officer